SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2003

SOUTHERN PERU COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

2575 East Camelback Rd. Phoenix, AZ	85016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 977-6500

Item 5.  Other Events

On July 21, 2003 Southern Peru Copper Corporation issued a press release regarding the selection of a technology and engineering firm to start the capital investment project at its Ilo smelter.  The press release is annexed as Exhibit 99.1 to this report and by this reference incorporate herein and make a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)             Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release by Southern Peru Copper Corporation dated July 21, 2003, regarding the selection of a technology and engineering firm to start the capital investment project at its Ilo smelter.

99.2	Press release by Southern Peru Copper Corporation dated July 23, 2003, announcing financial results for the quarter ended June 30, 2003.

Item 12.  Results of Operations and Financial Condition

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On July 23, 2003, Southern Peru Copper Corporation issued a press release announcing financial results for the quarter ended June 30, 2003. A copy of this press release is attached hereto as Exhibit 99.2.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern Peru Copper Corporation

	By:	/s/ Daniel Tellechea Salido
	Its:	Vice President-Finance and Chief Financial Officer

Date: July 24, 2003

Exhibit Index

99.1	Press release by Southern Peru Copper Corporation dated July 21, 2003, regarding the selection of a technology and engineering firm to start the capital investment project at its Ilo smelter.
99.2	Press release by Southern Peru Copper Corporation dated July 23, 2003, announcing financial results for the quarter ended June 30, 2003.